Exhibit 10.1

MARKETWISE, INC.

AMENDMENT TO 2021 INCENTIVE AWARD PLAN

This Amendment (this “Amendment”) to the 2021 Incentive Award Plan (as may be amended from time to time, the “Plan”) of MarketWise, Inc. (the “Company”) is effective as of June 12, 2025 (the “Effective Date”). Capitalized terms used herein but not defined shall have the meanings ascribed to such terms in the Plan.

WHEREAS, Article X Section 10.4 of the Plan permits the Administrator to amend the Plan, subject, in the case of amendments requiring stockholder approval under the rules of any securities exchange on which the Shares may then be listed, to the approval by the Company’s stockholders of such amendment;

WHEREAS, the Board of Directors (the “Board”) and the Company’s stockholders have both approved to amend the Plan to increase the number of Shares available for grant under the Plan;

NOW, THEREFORE, the Plan is hereby amended and modified as follows, effective as of the Effective Date, pursuant to the terms and conditions therein and herein:

1.Article IX Section 11.28 of the Plan is hereby amended and restated in its entirety to read as follows:

“11.28. “Overall Share Limit” means the sum of (i) 3,232,804 Shares; and (ii) an annual increase on the first day of each calendar year beginning January 1, 2022 and ending on and including January 1, 2031, equal to the lesser of (A) 3% of the aggregate number of shares of Common Stock outstanding on the final day of the immediately preceding calendar year and (B) such smaller number of Shares as is determined by the Board..”

Except as expressly amended by this Amendment, all terms and conditions of the Plan shall remain in full force and effect. This Amendment shall be governed by and construed in accordance with the laws of the State of Delaware, without giving effect to the principles of conflicts of laws.

IN WITNESS WHEREOF, I hereby certify that this Amendment was duly adopted by the Board of Directors of MarketWise, Inc. on April 18, 2025 and was approved by the stockholders of MarketWise, Inc. on June 12, 2025.

MarketWise, Inc.
By: /s/ Scott Forney
Scott Forney
General Counsel

Date: June 12, 2025

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